Exhibit 99.1
December 2023 NASDAQ: NRBO 1 Jan 2025 NASDAQ: MTVA DA-1241 Phase 2a Topline Data MASH-TAG 2025

2 Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words such as “believes”, “expects”, “anticipates”, “may”, “will”, “should”, “seeks”, “approximately”, “intends”, “projects”, “plans”, “estimates” or the negative of these words or other comparable terminology (as well as other words or expressions referencing future events, conditions or circumstances). Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements include statements regarding the market size and potential growth opportunities of our current and future product candidates, capital requirements and use of proceeds, clinical development activities, the timeline for, and results of, clinical trials, regulatory submissions, and potential regulatory approval and commercialization of our current and future product candidates. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including, without limitation, those risks associated with our ability to execute on our commercial strategy; the timeline for regulatory submissions; ability to obtain regulatory approval through the development steps of our current and future product candidates; our ability to realize the benefits of the license agreement with Dong-A ST Co. Ltd., including the impact on future financial and operating results of MetaVia; the cooperation of our contract manufacturers, clinical study partners and others involved in the development of our current and future product candidates; potential negative interactions between our product candidates and any other products with which they are combined for treatment; our ability to initiate and complete clinical trials on a timely basis; our ability to recruit subjects for our clinical trials; whether we receive results from our clinical trials that are consistent with the results of pre-clinical and previous clinical trials; impact of costs related to the license agreement, known and unknown, including costs of any litigation or regulatory actions relating to the license agreement; effects of changes in applicable laws or regulations; whether we are able to maintain compliance with Nasdaq listing requirements; and effects of changes to our stock price on the terms of the license agreement and any future fundraising. These forward-looking statements are based on information currently available to us and our current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2023 and our other filings with the Securities and Exchange Commission. While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to this presentation. This presentation also may contain estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

3 Compelling Investment Opportunity Targeting Obesity and MASH with a Pipeline of Next Generation Therapeutics ▪ Aiming to increase Shareholder Value through Multiple, Near-Term, Value Creating Milestones • DA-1726 (GLP1R/GCGR dual agonist) ✓ Ongoing Phase 1 trial for the treatment of obesity ✓ Part 1 (SAD) interim data from planned cohorts showed a strong tolerability and safety profile ✓ Part 2 (MAD) interim data readout expected in Q1 2025 • DA-1241 (GPR-119 agonist) ✓ Phase 2a in subjects with presumed MASH top-line data met primary endpoint in ALT and showed direct hepatic effects ✓ Significant improvements in the CAP score and statistically significant reduction in the FAST score at 100mg dosing at Week 16 ✓ Significant reductions in HbA1C from baseline 100mg dosing at Week 16 compared to the placebo group ✓ Other exploratory end points including MRI-PDFF to be released at major future medical conferences ✓ Plan to meet with FDA during the first half of 2025 ▪ Backed by Strategic Partner and Major Shareholder, Dong-A ST ▪ Well capitalized with approximately $21.7 million in Cash at the end of Q3 2024

December 2023 NASDAQ: NRBO 4 DA-1241 Orally Available, Potential First-in-Class GPR119 Agonist for the Treatment of MASH

5 • DA-1241 is a synthetic drug that binds to GPR119 expressed on the cell surface of liver cells, immune cells (Kupfer cells, macrophages, monocytes), and hepatic astrocytes. • Multiple effects are expected by direct action on representative cells involved in pathogenesis. Fatty Liver Inflammation Fibrosis 1 2 3 • Inhibition of fatty acid biosynthesis in liver cells • Inhibition of Kupfer cell activation in liver tissue • Inhibition of blood monocyte and macrophage activation • Inhibition of hepatic astrocyte activation MOA Potential Effect • Reduced fat in liver tissue • Inhibits the secretion of inflammatory cytokines • Reduces inflammatory cell infiltration • Inhibits the accumulation of fibrotic protein (collagen) in liver tissue Harrison et al., Clinical Gastroenterology and Hepatology, 2023;21(8):2001-2014 1 2 2 3 Mode of Action

DA-1241 Phase 2a: Clinical Study Design

7 DA-1241 Phase 2a: Clinical Study A MULTICENTER, RANDOMIZED, DOUBLE-BLIND, PLACEBO-CONTROLLED, PARALLEL, PHASE 2A CLINICAL TRIAL TO EVALUATE THE EFFICACY AND SAFETY OF DA-1241 IN SUBJECTS WITH PRESUMED NON-ALCOHOLIC STEATOHEPATITIS (NASH) Objective • Part 1: To explore the efficacy (change from baseline in ALT) of DA-1241 in subjects at risk of NASH or subjects with non-alcoholic fatty liver disease (NAFLD) after administration of oral DA-1241 at varying doses or identical placebo for 16 weeks/112 days. • Part 2: To explore the efficacy (change from baseline in ALT) of DA-1241 in subjects at risk of NASH or subjects with NAFLD after administration of oral DA-1241 in combination with sitagliptin versus identical placebo for 16 weeks/112 days. NCT Number NCT06054815 Dosing Regimen DA-1241 50mg, 100mg, 100mg+Sitagliptin, or Matching Placebo, Oral, Once Daily Planned # of Subjects Total # Planned – 86 DA-1241 50mg group – 12 DA-1241 100mg group – 25 DA-1241 100mg / Sitagliptin group – 25 Combined Placebo group – 24 Duration of Study Screening Period – up to 8 weeks prior to Randomization Treatment Period – Baseline to Week 16 Follow up – Week 20

DA-1241 Phase 2a: Top-Line Results

9 Phase 2a Top-line Results Primary Efficacy Endpoint Placebo (N=23) 95% CI DA-1241 50mg (N=12) 95% CI DA-1241 100mg (N=22) 95% CI DA-1241 100mg + Sita 100mg (N=34) 95% CI Baseline Mean 68.4 65.8 57.2 63.2 Week 16 LS Mean -4.70 (-14.05, 4.65) -16.81 (-29.72, -3.89)* -18.09 (-27.67, -8.52)* -8.24 (-15.91, -0.57)* Proportion of Subjects with Normalized ALT <30 IU/L at Week 16 Placebo (N=23) DA-1241 50mg (N=12) DA-1241 100mg (N=22) DA-1241 100mg + Sitagliptin 100mg (N=34) Number of Subjects, n < 30, n (%) 1 (4.3%) 4 (33.3%) 4 (18.2%) 3 (8.8%) Odds Ratio (p value) 10.500 (0.0487) 5.600 (0.1402) 2.423 (0.4576) * Confidence interval excludes 0, suggesting a statistically meaningful difference. LS Mean ALT Changes from Baseline (U/L) p < 0.05 vs. placebo * p < 0.051 vs. placebo * * *

10 Phase 2a Top-line Results Primary Efficacy Endpoint LS Mean ALT Changes from Baseline (U/L) -4.7 -16.81 -18.09 -8.24 -20 -18 -16 -14 -12 -10 -8 -6 -4 -2 0 ALT CFB @ W16 (U/L) * 68.4 65.8 57.2 63.2 p < 0.05 vs. placebo * p < 0.051 vs. placebo * -4.7 -16.81 -18.09 -8.24 -23 -18 -13 -8 -3 2 PBO 50mg 100mg Combi ALT CFB vs. Time (U/L) Week 4 Week 8 Week 16 * 68.4 65.8 57.2 63.2 * * * PBO 50mg 100mg Combi

11 Phase 2a Top-line Results Select Secondary Efficacy Endpoint * Confidence interval excludes 0, suggesting a statistically meaningful difference. LS Mean CAP, VCTE, FAST score Changes from Baseline at Week 16 Placebo (N=23) 95% CI DA-1241 50mg (N=12) 95% CI DA-1241 100mg (N=22) 95% CI DA-1241 100mg + Sita 100mg (N=34) 95% CI Baseline Mean (dB/m) 347.4 347.3 336.0 344.1 Week 16 LS Mean CAP Score (dB/m) -2.32 (-16.17, 11.52) -8.94 (-28.08, 10.20) -24.32 (-38.54, -10.10)* -20.62 (-31.99, -9.26)* Baseline Mean (kPa) 10.00 10.71 10.32 9.89 Week 16 LS Mean VCTE Score (kPa) 0.29 (-1.31, 1.89) -1.40 (-3.62, 0.83) 0.00 (-1.64, 1.64) -1.45 (-2.77, -0.13)* Baseline Mean 0.555 0.604 0.538 0.564 Week 16 LS Mean FAST score -0.09 (-0.17, -0.01)* -0.17 (-0.28, -0.06)* -0.19 (-0.27, -0.11)* -0.19 (-0.26, -0.13)* p < 0.05 vs. placebo * * * *

12 Phase 2a Top-line Results Select Secondary Efficacy Endpoint p < 0.05 vs. placebo * LS Mean CAP, VCTE, FAST score Changes from Baseline at Week 16 -2.32 -8.94 -24.32 -20.62 -30 -25 -20 -15 -10 -5 0 PBO 50mg 100mg Combi CAP Score CFB (dB/m) Week 16 0.29 -1.4 0 -1.45 -1.6 -1.4 -1.2 -1 -0.8 -0.6 -0.4 -0.2 0 0.2 0.4 PBO 50mg 100mg Combi VCTE Score CFB (kPa) Week 16 -0.09 -0.17 -0.2 -0.19 -0.19 -0.18 -0.16 -0.14 -0.12 -0.1 -0.08 -0.06 -0.04 -0.02 0 PBO 50mg 100mg Combi FAST Score CFB Week 16 * 347.4 347.3 336.0 344.1 10 10.71 10.32 9.89 0.555 0.604 0.538 0.564 * *

13 Phase 2a Top-line Results Select Secondary Efficacy Endpoint * Confidence interval excludes 0, suggesting a statistically meaningful difference. LS Mean HbA1C Changes from Baseline at Week 16 (%) Placebo (N=23) 95% CI DA-1241 50mg (N=12) 95% CI DA-1241 100mg (N=22) 95% CI DA-1241 100mg + Sita 100mg (N=34) 95% CI Baseline Mean 6.78 6.58 7.01 6.51 Week 16 LS Mean -0.10 (-0.23, 0.44) -0.24 (-0.70, 0.22) -0.48 (-0.82, -0.13)* -0.52 (-0.80, -0.25)* p < 0.05 vs. placebo * * *

14 Phase 2a Top-line Results Select Secondary Efficacy Endpoint p < 0.05 vs. placebo * LS Mean HbA1C Changes from Baseline at Week 16 (%) 0.1 -0.24 -0.48 -0.52 -0.6 -0.5 -0.4 -0.3 -0.2 -0.1 0 0.1 0.2 PBO 50mg 100mg Combi HbA1c CFB (%) Week 16 * * 6.78 6.58 7.01 6.51

15 Phase 2a Top-line Results Safety Assessment Overall TEAE Summary N (%) Placebo (N=32) DA-1241 50mg (N=14) DA-1241 100mg (N=26) DA-1241 100mg + Sitagliptin 100mg (N=36) Subjects with any Treatment Related AE Mild Moderate Severe 9 ( 28.1%) 8 ( 25.0%) 1 ( 3.1%) 0 4 ( 28.6%) 4 ( 28.6%) 0 0 9 ( 34.6%) 8 ( 30.8%) 1 ( 3.8%) 0 10 ( 27.8%) 9 ( 25.0%) 1 ( 2.8%) 0 Subjects with any Treatment related SAE 0 0 0 0 Subjects with any TEAE leading to study discontinuation 0 0 0 1 ( 3.1%) Subjects with any TEAE leading to study drug discontinuation 1 ( 3.1%) 0 0 0

December 2023 NASDAQ: NRBO 16 Thank You! Investor Contacts: Rx Communications Group Michael Miller +1 917.633.6086 mmiller@rxir.com MetaVia Marshall Woodworth +1 919.749.8748 marshall.woodworth@metaviatx.com